RXi Spin-off	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
RXi Spin-off
RXi Spin-off

On September 24, 2011, the company entered into a contribution agreement with our former subsidiary, RXi Pharmaceuticals Corporation, or “RXi,” pursuant to which we assigned and contributed to RXi substantially all of the company’s RNAi-related technologies and assets. The contributed assets consisted primarily of our novel RNAi compounds and licenses relating to our RNAi technologies, as well as the lease of our Worcester, Massachusetts laboratory facility, fixed assets and other equipment located at the facility and our employment arrangements with certain scientific, corporate and administrative personnel who became employees of RXi. The company also contributed $1.5 million of cash to the capital of RXi.

Pursuant to the contribution agreement, RXi assumed certain accrued expenses of our former RXI-109 development program and all subsequent obligations under the contributed licenses, employment arrangements and other agreements. RXi also has agreed to make future milestone payments to us of up to $45 million, consisting of two one-time payments of $15 million and $30 million, respectively, if RXi achieves annual net sales equal to or greater than $500 million and $1 billion, respectively, of any covered products that may be developed with the contributed RNAi technologies.

The company agreed in the securities purchase agreement to distribute to our stockholders on a share-for-share basis a total of approximately 66,959,894 RXi shares, which distribution was made in April 2012. The company retained 33,476,595 shares of common stock of RXi, which were subject to a one-year lock-up period that expired on April 27, 2013. On July 24, 2013, RXi effected a 1-for-30 reverse stock split of its outstanding shares of common stock, including RXi shares held by the company. During the year ended December 31, 2013, the company sold 1,115,887 RXi shares, on a post-split basis, for total proceeds of $3,911,000, which is included in other income as realized gains on sale of marketable securities. There were no shares sold during the years ended December 31, 2014 and 2012.

The company fully liquidated its position in RXi common stock during the year ended December 31, 2013. The value of RXi shares held by the company at December 31, 2012 was $2,678,000, based on the closing price of RXi shares on the last trading day of the year of $2.40 per share, on a post-split basis, as reported on the OTCQX marketplace.
The company classified the RXi activities for previously reported periods as discontinued operations in the consolidated statements of comprehensive loss retroactively for all periods presented. The net assets of RXi were removed from the consolidated balance sheet as of the date of the spin-off, and were recorded as an equity distribution.